GOLDMAN SACHS TRUST

Goldman Sachs Multi Sector Fixed Income Funds

Class A, Class C, Institutional, Service, Investor, Class R6, and Class P Shares

of the

Goldman Sachs Global Income Fund

(the “Fund”)

Supplement dated February 14, 2020 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated July 29, 2019, as supplemented to date

The Board of Trustees of the Goldman Sachs Trust has recently approved a change in the name, investment objective and principal investment strategy of the Fund. These changes will become effective after the close of business on April 30, 2020.

The Fund’s name will change to the “Goldman Sachs Global Core Fixed Income Fund.”

The Fund’s current investment objective is to seek a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation. The Fund’s new investment objective will be to seek a total return consisting of capital appreciation and income.

Accordingly, on April 30, 2020, the Fund’s Prospectuses, Summary Prospectuses and SAI are revised as follows:

All references in the Prospectuses, Summary Prospectuses and SAI to the “Goldman Sachs Global Income Fund” are replaced with “Goldman Sachs Global Core Fixed Income Fund.”

The following replaces in its entirety the “Goldman Sachs Global Income Fund —Summary — Investment Objective” in the Prospectuses and the “Investment Objective” in the Summary Prospectuses:

The Goldman Sachs Global Core Fixed Income Fund (formerly, the Goldman Sachs Global Income Fund) (the “Fund”) seeks a total return consisting of capital appreciation and income.

The following is added in the “Goldman Sachs Global Income Fund — Summary —Principal Strategy” and “Investment Management Approach — Principal Investment Strategies — Global Income Fund” sections in the Prospectuses and the “Principal Strategy” sections in the Summary Prospectuses:

“Core” in the Fund’s name means that the Fund focuses its investments in intermediate and long-term investment grade bonds.

The following replaces in its entirety the first paragraph under “Investment Management Approach — Investment Objectives” in the Prospectuses:

The Bond and Core Fixed Income Funds seek a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”). The Global Core Fixed Income Fund seeks a total return consisting of capital appreciation and income. The Strategic Income Fund seeks total return comprised of income and capital appreciation. Each Fund’s investment objective may be changed without shareholder approval upon 60 days’ notice.

The following replaces in its entirety the first paragraph under “Investment Objectives and Policies — Global Income Fund” in the SAI:

The Global Core Fixed Income Fund is designed for investors seeking a total return consisting of capital appreciation and income.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

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